Exhibit 10.4

EXECUTION VERSION

INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT

BY AND AMONG

QNITY ELECTRONICS, INC.

AND

DUPONT DE NEMOURS, INC.

AND

THE OTHER SIGNATORIES HERETO

DATED AS OF NOVEMBER 1, 2025

i

Section 7.13	Specific Performance	17
Section 7.14	Severability	18
Section 7.15	No Duplication; No Double Recovery	18
Section 7.16	Dispute Resolution	18
Section 7.17	Bankruptcy	18
Section 7.18	Supplemental Terms	18

SCHEDULES

Schedule A	ElectronicsCo Licensed Business Software
Schedule B	ElectronicsCo Licensed Copyrights
Schedule C	ElectronicsCo Licensed Know-How
Schedule D	ElectronicsCo Licensed Patents
Schedule E	Excluded IP
Schedule F	RemainCo Licensed Business Software
Schedule G	RemainCo Licensed Copyrights
Schedule H	RemainCo Licensed Know-How
Schedule I	RemainCo Licensed Patents
Schedule J	RemainCo Licensed Standards
Schedule K	Licensors and Corresponding Licensees
Schedule L	Supplemental Sublicensing Terms
Schedule M	Supplemental General Terms

ii

INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT

This INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT (this “Agreement”), dated as of November 1, 2025 (the “Effective Date”), is entered into by and among, on the one hand, Qnity Electronics, Inc., a Delaware corporation (“ElectronicsCo”), the ElectronicsCo Licensors and the ElectronicsCo Licensees (collectively, the “ElectronicsCo Parties”), and on the other hand, DuPont de Nemours, Inc., a Delaware corporation (“RemainCo”), the RemainCo Licensors and the RemainCo Licensees (collectively, the “RemainCo Parties”) (each of the ElectronicsCo Parties and RemainCo Parties, a “Party” and together, the “Parties”).

WHEREAS, ElectronicsCo and RemainCo have entered into that certain Separation and Distribution Agreement, dated as of November 1, 2025 (the “Separation Agreement”), pursuant to which RemainCo is being separated into two separate, publicly traded companies, one for each of (a) the ElectronicsCo Business, which shall be owned and conducted, directly or indirectly, by ElectronicsCo, and (b) the RemainCo Business, which shall be owned and conducted, directly or indirectly, by RemainCo;

WHEREAS, as of and following the Distribution Date, each Party and its Affiliates will have rights to certain Intellectual Property related to the other Party’s business, including the RemainCo Business and the ElectronicsCo Business, as applicable; and

WHEREAS, in connection with the Separation Agreement, the RemainCo Licensors wish to grant to the ElectronicsCo Licensees, and the ElectronicsCo Licensors wish to grant to the RemainCo Licensees, a license and other rights to certain of such Intellectual Property, in each case, as and to the extent set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATION

Section 1.1 General. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1. Capitalized terms that are not defined in this Agreement shall have the meanings set forth in the Separation Agreement.

(a) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s stockholders prior to, or in case of ElectronicsCo’s stockholders, after the Effective Date.

(b) “Control” means, with respect to any Intellectual Property, (i) such Intellectual Property is owned by the applicable Person, and (ii) such Person has the ability to grant a license or other rights in, to and under such Intellectual Property on the terms and conditions set forth herein (other than pursuant to a license or other rights granted pursuant to this Agreement) without violating any applicable Law or any Contract entered into as of or prior to the Effective Date between such Person or any of its Affiliates, on the one hand, and any Third Party, on the other hand, without needing to make payments to a Third Party, and without violating any Contract between such Person or any of its Affiliates, on the one hand, and any Third Party, on the other hand existing at the time such Party would be first required hereunder to grant the other Party such license or other rights.

(c) “Copyrights” means copyrightable works, copyrights (including in product label or packaging artwork or templates), moral rights, mask work rights, database rights and design rights, in each case, whether or not registered, and registrations and applications for registration thereof.

(d) “Cover” means, with respect to any Patent, in the absence of a license granted under an unexpired claim of such Patent, which claim has not been adjudicated to be invalid or unenforceable by a final, binding decision of a court or other Governmental Entity of competent jurisdiction that is unappealable or unappealed within the time permitted for appeal (or if such Patent is a patent application, a claim in such patent application if such patent application were to issue as a patent), the practice of the applicable invention or technology, or performance of the applicable process, would infringe such claim. For clarity, and by way of example, an issued Patent Covers a product if, in the absence of a license granted under such a claim of such Patent, making, using, selling, offering for sale, importing or exporting such product infringes such claim.

(e) “ElectronicsCo Business” means the following lines of business (whether covered independently or in association with one or more third parties through a partnership, joint venture or other mutual enterprise), in each case as conducted prior to the Distribution Date by any member of the ElectronicsCo Group or RemainCo Group (or any of their respective predecessors): Semiconductor Technologies (which, for avoidance of doubt, includes Chemical Mechanical Planarization Technologies (CMPT); Lithography; Chemical Mechanical Planarization (CMP) Slurries; Displays HDM/PI; Organic Light Emitting Diodes (OLEDs); Display Materials; Advanced Clean Technologies; and Kalrez®) and Interconnect Solutions (which, for avoidance of doubt, includes LED Silicones; Metalization and Imaging; Advanced Packaging (APT); Semi Packaging Silicones; Laminates; Films; Laird Performance Materials; and Electronic Polymers).

(f) “ElectronicsCo Field” means, subject to Schedule I, the field of the ElectronicsCo Business as conducted as of immediately prior to the Effective Date and natural evolutions thereof.

(g) “ElectronicsCo Licensed Business Software” means all Software, to the extent Controlled by ElectronicsCo or any of its Affiliates as of the Effective Date, that is used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date, including the Software set forth on Schedule A, only if and to the extent that neither RemainCo nor any of its Affiliates have been granted a license or other rights to use such Software under the Separation Agreement or any other Ancillary Agreement. Notwithstanding the foregoing, “ElectronicsCo Licensed Business Software” expressly excludes any and all Excluded IP.

(h) “ElectronicsCo Licensed Copyrights” means any and all Copyrights, to the extent Controlled by ElectronicsCo or any of its Affiliates as of the Effective Date, that are used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date, including the Copyrights set forth on Schedule B. Notwithstanding the foregoing, “ElectronicsCo Licensed Copyrights” expressly excludes any and all (i) Know-How, (ii) Software and (iii) Excluded IP.

(i) “ElectronicsCo Licensed IP” means the ElectronicsCo Licensed Patents, the ElectronicsCo Licensed Know-How and the ElectronicsCo Licensed Copyrights.

(j) “ElectronicsCo Licensed Know-How” means any and all Know-How, to the extent Controlled by ElectronicsCo or any of its Affiliates as of the Effective Date, that is used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date, including the Know-How set forth on Schedule C. Notwithstanding the foregoing, “ElectronicsCo Licensed Know-How” expressly excludes any and all (i) Copyrights, (ii) Software and (iii) Excluded IP.

(k) “ElectronicsCo Licensed Patents” means any and all: (i) Patents set forth on Schedule D to the extent Controlled by ElectronicsCo or any of its Affiliates as of the Effective Date, (ii) to the extent Controlled by ElectronicsCo or any of its Affiliates as of or following the Effective Date, continuations, divisionals, renewals, provisionals, continuations-in-part, patents of addition, restorations, substitutions, extensions, supplementary protection certificates, reissues and reexaminations of, and all other Patents that claim priority to any Patents described in the foregoing clause (i), and foreign equivalents thereof, in each case, solely to the extent the claims of such items described in this clause (ii) are supported by any Patents described in the foregoing clause (i), and (iii) to the extent Controlled by ElectronicsCo or any of its Affiliates following the Effective Date, Patents filed following the Effective Date to the extent such Patents Cover any ElectronicsCo Licensed Know-How. Notwithstanding the foregoing, “ElectronicsCo Licensed Patents” expressly excludes any and all Excluded IP.

(l) “ElectronicsCo Licensees” means those entities set forth on Schedule K as ElectronicsCo Licensees.

(m) “ElectronicsCo Licensors” means those entities set forth on Schedule K as ElectronicsCo Licensors.

(n) “Engineering Standards” means standards, protocols, processes and policies, including the engineering guidelines, for designing, constructing, maintaining and operating facilities, in each case, including all Know-How and Copyrights to the extent contained therein.

(o) “Excluded IP” means (i) Registration Data and Governmental Approvals (as such terms are defined in the Regulatory Matters Agreement), (ii) the TMODS Systems (as such term is defined in the TMODS License) (including, for clarity, the object code and source code thereof), together with all process operator training simulator data files which contain process and control information for simulating the operation of plants associated with the TMODS Systems, and all documentation therefor, (iii) Trademarks, (iv) IT Assets (excluding Software), (v) any Intellectual Property licensed or otherwise provided under the other Ancillary Agreements (excluding the Separation Agreement), and (vi) the Intellectual Property set forth on Schedule E. Notwithstanding the foregoing, “Excluded IP” does not include any of the foregoing to the extent expressly set forth on Schedule A, Schedule B, Schedule C, Schedule D, Schedule F, Schedule G, Schedule H, Schedule I or Schedule J.

(p) “Intellectual Property” means any and all rights (created or arising in any jurisdiction anywhere in the world, whether statutory, common law, or otherwise) to the extent arising from or related to intellectual property, including (i) Patents, (ii) Trademarks, (iii) Copyrights, (iv) rights in Know-How, (v) rights in Software, (vi) all other intellectual property or proprietary rights, and (vii) all registrations and applications for registration of any of the foregoing clauses (i) through (vi).

(q) “Internal Separation Transactions” means the transactions between and among Subsidiaries of RemainCo pursuant to which the ElectronicsCo Business and the RemainCo Business were separated.

(r) “Know-How” means all confidential or proprietary information, including trade secrets, know-how and technical data, including any that comprise financial, business, scientific, technical, economic or engineering information and instructions, including any confidential or proprietary raw materials, material lists, raw material specifications, manufacturing or production files or specifications, plans, drawings, blueprints, design tools, quality assurance and control procedures, simulation capability, research data, manuals, compilations, reports, including technical reports and research reports, analyses, formulas, formulations, designs, prototypes, methods, techniques, processes, rights in research, development, manufacturing, financial, marketing and business data, pricing and cost information, customer and supplier lists and information, procedures, inventions and invention disclosure documents, as well as Plant Operating Documents, and Engineering Models and Databases, in each case, other than Patents.

(s) “Licensed IP” means (i) with respect to the licenses granted to RemainCo hereunder, the ElectronicsCo Licensed IP and the ElectronicsCo Licensed Business Software, and (ii) with respect to the licenses granted to ElectronicsCo hereunder, the RemainCo Licensed IP, the RemainCo Licensed Business Software and the RemainCo Licensed Standards.

(t) “Licensee” means (i) RemainCo and the RemainCo Licensees, as applicable, with respect to the ElectronicsCo Licensed IP and the ElectronicsCo Licensed Business Software, and (ii) ElectronicsCo and the ElectronicsCo Licensees, as applicable, with respect to the RemainCo Licensed IP, the RemainCo Licensed Business Software and the RemainCo Licensed Standards.

(u) “Licensor” means (i) RemainCo and the RemainCo Licensors, as applicable, with respect to the RemainCo Licensed IP, the RemainCo Licensed Business Software and the RemainCo Licensed Standards, and (ii) ElectronicsCo and the ElectronicsCo Licensors, as applicable, with respect to the ElectronicsCo Licensed IP and the ElectronicsCo Licensed Business Software.

(v) “Materials” means those written, electronic, computerized, digital or other similar tangible or intangible materials or media to the extent comprising, embodying or containing any RemainCo Licensed Know-How, RemainCo Licensed Copyrights, RemainCo Licensed Business Software, RemainCo Licensed Standards, ElectronicsCo Licensed Know-How, ElectronicsCo Licensed Copyrights or ElectronicsCo Licensed Business Software. For clarity, Materials for RemainCo Licensed Business Software and ElectronicsCo Licensed Business Software include the source code and documentation for the most current version thereof and any previous versions thereof in use in the conduct of the RemainCo Business (with respect to the ElectronicsCo Licensed Business Software) or the ElectronicsCo Business (with respect to the RemainCo Licensed Business Software) as of immediately prior to the Effective Date.

(w) “Patents” means patents, patent applications (including patents issued thereon) and statutory invention registrations, patents of importation, patents of improvement, certificates of addition, design patents and utility models, including reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations thereof.

(x) “Regulatory Matters Agreement” means that certain Regulatory Matters Agreement, dated as of the Effective Date, by and between RemainCo and ElectronicsCo (or their respective Affiliates).

(y) “RemainCo Business” means all businesses, operations and activities (whether covered independently or in association with one or more third parties through a partnership, joint venture or other mutual enterprise) other than the ElectronicsCo Business, in each case as conducted prior to the Distribution Date by any member of the ElectronicsCo Group or RemainCo Group (or any of their respective predecessors), including the following lines of business: Healthcare (which, for avoidance of doubt, includes Liveo™; Spectrum Medical; Donatelle Plastics; and Tyvek® (excluding HomeWrap™)); Diversified Industrials (which, for avoidance of doubt, includes Spectrum Foods and Industrial (F&I); Auto Adhesives; Multibase®; Tedlar®; Molykote®; Vespel®; Artistri®; Cyrel® Packaging Graphics; Authentication Systems; Tyvek® HomeWrap™; Typar®; Tychem®; Hybrid Membrane Technologies (HMT™); Performance Building Solutions; Corian® Decorative Surfaces; and the meta-aramid and para-aramid fiber, paper, pulp, yarn, fibrids, rope, floc, fabrics, staple and pressboard businesses (which, for the avoidance of doubt, includes Nomex®, Kevlar®, Kevlar® EXO™ and Tensylon® product lines)); and Water Solutions (which, for avoidance of doubt, includes Ultrafiltration; Reverse Osmosis Membranes; Ion Exchange; Systems; and Filtration).

(z) “RemainCo Environmental, Health and Safety Standards” means standards, protocols, processes and policies, including documents, databases (together with the data contained therein), training materials and other supporting tools, in the following RemainCo corporate EHS competency areas (as each is understood and used by the Parties as of the Effective Date): EHS Systems and Risk Management, Environmental, Workplace Safety, Contractor Safety, Occupational Health, Distribution Safety, Electrical Safety, Fire Safety, Emergency Response and Process Safety, in each case, including all Know-How and Copyrights to the extent contained therein.

(aa) “RemainCo Field” means the field of the RemainCo Business as conducted as of immediately prior to the Effective Date and natural evolutions thereof.

(bb) “RemainCo Licensed Business Software” means all Software, to the extent Controlled by RemainCo or any of its Affiliates as of the Effective Date, that is used or held for use in the conduct of the ElectronicsCo Business as of immediately prior to the Effective Date, including the Software set forth on Schedule F, only if and to the extent that neither ElectronicsCo nor any of its Affiliates have been granted a license or other rights to use such Software under the Separation Agreement or any other Ancillary Agreement. Notwithstanding the foregoing, “RemainCo Licensed Business Software” expressly excludes any and all Excluded IP.

(cc) “RemainCo Licensed Copyrights” means any and all Copyrights, to the extent Controlled by RemainCo or any of its Affiliates as of the Effective Date, that are used or held for use in the conduct of the ElectronicsCo Business as of immediately prior to the Effective Date, including the Copyrights set forth on Schedule G. Notwithstanding the foregoing, “RemainCo Licensed Copyrights” expressly excludes any and all (i) Know-How, (ii) Engineering Standards, (iii) RemainCo Environmental, Health and Safety Standards, (iv) Software and (v) Excluded IP.

(dd) “RemainCo Licensed IP” means the RemainCo Licensed Patents, the RemainCo Licensed Know-How and the RemainCo Licensed Copyrights.

(ee) “RemainCo Licensed Know-How” means any and all Know-How, to the extent Controlled by RemainCo or any of its Affiliates as of the Effective Date, that is used or held for use in the conduct of the ElectronicsCo Business as of immediately prior to the Effective Date, including the Know-How set forth on Schedule H. Notwithstanding the foregoing, “RemainCo Licensed Know-How” expressly excludes any and all (i) Copyrights, (ii) Engineering Standards, (iii) RemainCo Environmental, Health and Safety Standards, (iv) Software and (v) Excluded IP.

(ff) “RemainCo Licensed Patents” means any and all: (i) Patents set forth on Schedule I to the extent Controlled by RemainCo or any of its Affiliates as of the Effective Date, (ii) to the extent Controlled by RemainCo or any of its Affiliates as of or following the Effective Date, continuations, divisionals, renewals, provisionals, continuations-in-part, patents of addition, restorations, substitutions, extensions, supplementary protection certificates, reissues and reexaminations of, and all other Patents that claim priority to any Patents described in the foregoing clause (i), and foreign equivalents thereof, in each case, solely to the extent the claims of such items described in this clause (ii) are supported by any Patents described in the foregoing clause (i), and (iii) to the extent Controlled by RemainCo or any of its Affiliates following the Effective Date, Patents filed following the Effective Date to the extent such Patents Cover any RemainCo Licensed Know-How. Notwithstanding the foregoing, “RemainCo Licensed Patents” expressly excludes any and all Excluded IP.

(gg) “RemainCo Licensed Standards” means those RemainCo Environmental, Health and Safety Standards and Engineering Standards set forth on Schedule J, each, to the extent (i) the Intellectual Property therein is Controlled by RemainCo or any of its Affiliates as of the Effective Date and (ii) actually used in the conduct of the ElectronicsCo Business as of immediately prior to the Effective Date. Notwithstanding the foregoing, “RemainCo Licensed Standards” expressly excludes any and all Excluded IP.

(hh) “RemainCo Licensees” means those entities set forth on Schedule K as RemainCo Licensees.

(ii) “RemainCo Licensors” means those entities set forth on Schedule K as RemainCo Licensors.

(jj) “Software” means all computer programs (whether in source code, object code, or other form), software implementations of algorithms, and related documentation, including flowcharts and other logic and design diagrams, technical, functional and other specifications, and user and training materials to the extent related to any of the foregoing.

(kk) “Third Party” means any Person other than RemainCo, ElectronicsCo and their respective Affiliates.

(ll) “Third Party Action” means (i) any Third Party activities that constitute, or would reasonably be expected to constitute, an infringement, misappropriation or other violation of any Licensed IP, or (ii) any Third Party allegations of invalidity or unenforceability of any Licensed IP.

(mm) “Third Party Payments” means any and all obligations on the part of Licensor or any of its Affiliates to pay royalties, sublicense fees, milestones or other amounts to Third Parties pursuant to Contracts existing as of the Effective Date to which Licensor or any of its Affiliates is a party or is otherwise bound, in each case, to the extent that such obligation to pay arises from, or is a result of the grant to or exercise by Licensee, its Affiliates or any Sublicensees of, any license, sublicense or other right granted hereunder.

(nn) “TMODS License” means that certain DuPontTM TMODS Dynamic Process Simulation Software Agreement, dated as of the Effective Date, by and between RemainCo and ElectronicsCo (or their respective Affiliates).

(oo) “Trademarks” means trademarks, certification marks, service marks, trade names, domain names, favicons, social media addresses, service names, trade dress and logos, including all goodwill associated therewith, in each case whether or not registered, and registrations and applications for registration thereof, and all reissues, extensions and renewals of any of the foregoing.

(pp) “Umbrella Secrecy Agreement” means that certain Umbrella Secrecy Agreement, dated as of the Effective Date, by and between RemainCo and ElectronicsCo (or their respective Affiliates).

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Schedule are references to the Articles, Sections, paragraphs, clauses and Schedules to this Agreement unless otherwise specified; (c) the terms “hereof”, “herein”, “hereby”, “hereto”, and derivative or similar words refer to this entire Agreement, including the Schedules hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation”, unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement”, “the date hereof”, “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “ElectronicsCo” shall also be deemed to refer to the applicable member of the ElectronicsCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by ElectronicsCo or RemainCo shall be deemed to require ElectronicsCo or RemainCo, as the case may be, to cause the applicable members of the ElectronicsCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE II

GRANTS OF RIGHTS

Section 2.1 Licenses to ElectronicsCo.

(a) License to RemainCo Licensed IP. Subject to the terms and conditions of this Agreement, the RemainCo Licensors hereby grant, and RemainCo shall cause its Affiliates to grant, to the relevant ElectronicsCo Licensees, as set forth on Schedule K, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 7.6), worldwide, non-exclusive license in, to and under the RemainCo Licensed IP for any and all uses solely in the ElectronicsCo Field. For clarity, subject to the terms and conditions of this Agreement, the license set forth in this Section 2.1(a) shall include the right (i) to practice the RemainCo Licensed IP to make (including have made), use, sell, offer for sale, import and export any and all products and processes, in each case, within the ElectronicsCo Field, and (ii) as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of the RemainCo Licensed IP and any tangible embodiments thereof, in each case, within the ElectronicsCo Field.

(b) License to RemainCo Licensed Business Software. Subject to the terms and conditions of this Agreement, the RemainCo Licensors hereby grant, and RemainCo shall cause its Affiliates to grant, to the relevant ElectronicsCo Licensees, as set forth on Schedule K, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 7.6), worldwide, non-exclusive license to the RemainCo Licensed Business Software for any and all uses solely in the ElectronicsCo Field.

(c) License to RemainCo Licensed Standards.

(i) Subject to the terms and conditions of this Agreement, the RemainCo Licensors hereby grant, and RemainCo shall cause its Affiliates to grant, to the relevant ElectronicsCo Licensees, as set forth on Schedule K, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 7.6), worldwide, non-exclusive license in, to and under the RemainCo Licensed Standards (including, without limiting and subject to Section 2.1(c)(ii), rights to use, practice, perform, render, develop, improve, display, distribute, modify and make derivative works of the same), solely for use in the ElectronicsCo Field at any facility (including if such facility is modified or expanded) where the ElectronicsCo Assets are situated as of the Effective Date or any substantial replication of such facilities (but not at facilities acquired after the Effective Date or the facilities of any permitted Third Party successor or assignee in accordance with Section 7.6 hereof) and only to the extent necessary to maintain and operate the ElectronicsCo Assets at such facility.

(ii) Notwithstanding anything to the contrary herein, the RemainCo Licensed Standards shall (A) not include any other Know-How (including any standards, tools and documents) referenced but not specifically and fully disclosed, explicated and set forth therein, (B) be implemented and used by ElectronicsCo subject to its own training with respect thereto (and RemainCo shall have no obligation hereunder with respect to any such training), and (C) be destroyed by ElectronicsCo, in relevant part, upon ElectronicsCo’s good faith determination that the RemainCo Licensed Standards have become obsolete or superseded by any other standard, protocol, policy or process (in which event, such RemainCo Licensed Standards to such extent shall no longer be licensed to ElectronicsCo hereunder). ElectronicsCo shall not remove any proprietary markings, confidentiality notices or similar labels on the RemainCo Licensed Standards or the documentation embodying such RemainCo Licensed Standards. For clarity, the RemainCo Licensed Standards shall not be subject to any updates hereunder by RemainCo or its Affiliates (even if RemainCo or its Affiliates update the same for their own use). The Parties acknowledge that, from time to time, applicable Law may conflict with and supersede aspects of the RemainCo Licensed Standards, and RemainCo shall have no Liability to ElectronicsCo in connection therewith.

Section 2.2 Licenses to RemainCo.

(a) License to ElectronicsCo Licensed IP. Subject to the terms and conditions of this Agreement, the ElectronicsCo Licensors hereby grant, and ElectronicsCo shall cause its Affiliates to grant, to the relevant RemainCo Licensees, as set forth on Schedule K, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 7.6), worldwide, non-exclusive license in, to and under the ElectronicsCo Licensed IP for any and all uses solely in the RemainCo Field. For clarity, subject to the terms and conditions of this Agreement, the license set forth in this Section 2.2(a) shall include the right (i) to practice the ElectronicsCo Licensed IP to make (including have made), use, sell, offer for sale, import and export any and all products and processes, in each case, within the RemainCo Field, and (ii) as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of the ElectronicsCo Licensed IP and any tangible embodiments thereof, in each case, within the RemainCo Field.

(b) License to ElectronicsCo Licensed Business Software. Subject to the terms and conditions of this Agreement, the ElectronicsCo Licensors hereby grant, and ElectronicsCo shall cause its Affiliates to grant, to the relevant RemainCo Licensees, as set forth on Schedule K, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 7.6), worldwide, non-exclusive license to the ElectronicsCo Licensed Business Software for any and all uses solely in the RemainCo Field.

Section 2.3 Sublicenses. Licensee may sublicense the licenses and rights granted to Licensee under Section 2.1 or Section 2.2 (as applicable) through multiple tiers (a) to its Affiliates and (b) to Third Parties in the ordinary course of business for the benefit of such Licensee or its Affiliates (and not for the independent use of such licenses and rights by or for the benefit of such Third Parties), in each case, except as otherwise set forth in Schedule L (each such Affiliate or Third Party, a “Sublicensee”). Each sublicense granted under the Licensed IP shall be granted pursuant to an agreement which does not conflict with the terms and conditions of this Agreement. For clarity, granting a sublicense shall not relieve Licensee of any obligations hereunder and Licensee shall cause each of its Sublicensees to comply, and shall remain responsible for its Sublicensees’ compliance, with the terms hereof applicable to Licensee.

Section 2.4 Third Party Rights.

(a) Notwithstanding anything to the contrary in this Agreement, the Parties’ rights and obligations set forth in this Agreement (including the licenses granted under Section 2.1 and Section 2.2, and the rights and obligations of the Parties under Section 3.2) shall be subject to the terms of any Contracts with a Third Party relating to the Licensed IP, which Contracts exist as of the Effective Date and to which Licensor or any of its Affiliates is a party or otherwise bound. To the extent that, as a result of such rights of or obligations owed to a Third Party under such Contracts, any license or other rights granted hereunder: (i) may not be granted without the consent of or payment of a fee or other consideration to such Third Party or any other Third Party under such Contracts; or (ii) will cause Licensor or any of its Affiliates to be in breach of any of its or their obligations to any Third Party, the applicable licenses and other rights granted hereunder shall only be granted to the extent such consent has been obtained or such fee or other consideration has been paid (it being understood that Licensor shall have no obligation to agree to make, or make, any payments or other concessions, except to the extent expressly required under the Separation Agreement or any Ancillary Agreement other than this Agreement, or if Licensee agrees to reimburse Licensor for such payments). Notwithstanding anything to the contrary in this Section 2.4(a), Licensee shall be deemed to not be in breach of this Agreement only if, and for such time that, Licensee has not been notified by Licensor or any of its Affiliates, or otherwise does not have reasonable knowledge, of such rights of or obligations owed to such Third Party.

(b) Third Party Payments, if any, with respect to the Licensed IP shall be Licensee’s sole responsibility. Licensee shall pay the Third Party Payments directly to the applicable Third Party; provided, that if such Third Party does not permit Licensee to pay such Third Party Payments to such Third Party directly (whether pursuant to the applicable Contract or otherwise), the Parties shall cooperate in good faith to ensure that such Third Party Payments are paid by Licensee to Licensor in a manner that ensures Licensor’s payment thereof is in compliance with the obligations to the applicable Third Party. If either Party becomes aware of any Third Party Payments, it shall reasonably promptly notify the other Party in writing, and notwithstanding anything to the contrary in this Section 2.4(b), Licensee shall be deemed to not be in breach of this Agreement only if, and for such time that, Licensee has not been notified by Licensor or any of its Affiliates, or otherwise does not have reasonable knowledge, of the applicable Third Party Payments; provided, that upon learning of such Third Party Payments, Licensee shall promptly pay such Third Party Payments to the applicable Third Party directly (or such other Person as reasonably directed by Licensor) to the extent such Third Party Payments are past due (or if Licensor has, in its sole discretion, elected to pay such amounts, would be past due if Licensor had not paid such amounts).

Section 2.5 Reservation of Rights. Except as expressly provided in the Separation Agreement or any other Ancillary Agreement (including this Agreement), each Party reserves all of its and its Affiliates’ rights (including rights in and to Intellectual Property) not expressly licensed or otherwise granted hereunder. Without limiting the foregoing, this Agreement and the licenses and rights granted herein do not, and shall not be construed to, confer any rights upon either Party or its Affiliates or Sublicensees by implication, estoppel, or otherwise as to any of the other Party’s or its Affiliates’ other Intellectual Property (including, for clarity, any Excluded IP).

Section 2.6 Retention and Transfer of Materials.

(a) If RemainCo or ElectronicsCo (the “Requesting Party”) reasonably believes that any Materials are in the possession or control of the other Party or any of its Affiliates (the “Holding Party”) and such Materials are not in the possession or control of the Requesting Party or any of its Affiliates, and the Requesting Party makes a request in writing during the two (2)-year period following the Effective Date that the Holding Party deliver the Materials (or copy thereof) to the Requesting Party, the Holding Party shall review such request and, to the extent in the possession or control of the Holding Party or any of its Affiliates, deliver the Materials (or copy thereof) to the Requesting Party as promptly as reasonably practicable and in any event within thirty (30) Business Days of receiving such request from the Requesting Party; provided, that if the Holding Party reasonably believes that such request requires a longer period of review to determine if the request concerns the applicable Licensed IP or to locate the applicable Materials, the Holding Party shall be provided with a reasonable amount of additional time to review and provide such Materials and shall notify the Requesting Party in writing of the expected timeframe; provided, further, the Holding Party may redact any Information with respect to which the Requesting Party does not have a license or other right under the Separation Agreement, this Agreement or any of the other Ancillary Agreements. To the extent the request does not concern Materials, for clarity, the Holding Party shall not be required to deliver the applicable materials or media to the Requesting Party, but shall provide the Requesting Party with an explanation in reasonable detail of the basis of such determination and shall make itself and its relevant Affiliates available to discuss such determination in good faith with the Requesting Party.

(b) For clarity, and notwithstanding anything to the contrary herein, in no event shall the Holding Party be required to provide any written, electronic, computerized, digital or other tangible or intangible materials or media to the extent comprising, containing or reflecting any Licensed IP that has already been provided to, or is otherwise in the possession of, the Requesting Party (including as part of the Internal Reorganization).

Section 2.7 Tax Treatment.

(a) For U.S. federal income tax purposes, the grant of the licenses set forth in Section 2.1(a)-(c) shall be treated (i) to the extent the ElectronicsCo Licensee did not own, for U.S. federal income tax purposes, the RemainCo Licensed IP, RemainCo Licensed Business Software, or RemainCo Licensed Standards prior to the step of the Internal Separation Transaction pursuant to which the assets of the applicable RemainCo Licensor were transferred to such ElectronicsCo Licensee, as a transfer of property, from the applicable RemainCo Licensor, to the applicable ElectronicsCo Licensee, pursuant to the applicable step of the Internal Separation Transaction and (ii) to the extent the ElectronicsCo Licensee did own, for U.S. federal income tax purposes, the RemainCo Licensed IP, RemainCo Licensed Business Software, or RemainCo Licensed Standards prior to the step of the Internal Separation Transaction pursuant to which the assets of the applicable ElectronicsCo Licensee were transferred to such RemainCo Licensor, as a retention of such RemainCo Licensed IP, RemainCo Licensed Business Software, or RemainCo Licensed Standards by the ElectronicsCo Licensee.

(b) For U.S. federal income tax purposes, the grant of the licenses set forth in Section 2.2(a)-(b) shall be treated (i) to the extent the RemainCo Licensee did not own, for U.S. federal income tax purposes, the ElectronicsCo Licensed IP or ElectronicsCo Licensed Business Software prior to the step of the Internal Separation Transaction pursuant to which the assets of the applicable ElectronicsCo Licensor were transferred to such RemainCo Licensee, as a transfer of property, from the applicable ElectronicsCo Licensor, to the applicable RemainCo Licensee, pursuant to the applicable step of the Internal Separation Transaction and (ii) to the extent the RemainCo Licensee did own, for U.S. federal income tax purposes, the ElectronicsCo Licensed IP or ElectronicsCo Licensed Business Software prior to the step of the Internal Separation Transaction pursuant to which the assets of the applicable RemainCo Licensee were transferred to such ElectronicsCo Licensor, as a retention of such ElectronicsCo Licensed IP or ElectronicsCo Licensed Business Software by the RemainCo Licensee.

ARTICLE III

OWNERSHIP; PROSECUTION, MAINTENANCE AND ENFORCEMENT

Section 3.1 Ownership. As between the Parties and their respective Affiliates, (a) RemainCo acknowledges and agrees that ElectronicsCo and its Affiliates own the ElectronicsCo Licensed IP and the ElectronicsCo Licensed Business Software licensed to the RemainCo Licensees hereunder, (b) ElectronicsCo acknowledges and agrees that RemainCo and its Affiliates own the RemainCo Licensed IP, RemainCo Licensed Business Software and the RemainCo Licensed Standards licensed to the ElectronicsCo Licensees hereunder, and (c) each Party acknowledges and agrees that neither Party, nor its Affiliates or Sublicensees, will acquire any ownership rights in the Licensed IP licensed to such Party or its Affiliates hereunder. To the extent that a Party or its Affiliates or Sublicensees (as applicable) is assigned or otherwise obtains ownership of any right, title or interest in or to any Intellectual Property in contravention of this Section 3.1, such Party hereby assigns, and shall cause its Affiliates and Sublicensees (as applicable) to assign, to the other Party (or to such Affiliate or Third Party designated by such other Party in writing) all such right, title and interest; provided, that for clarity, a successful claim under Section 2.6 of the Separation Agreement shall not be deemed to be in contravention of this Section 3.1.

Section 3.2 No Additional Obligations. As between the Parties, Licensor shall have the sole and exclusive right (but not the obligation), at Licensor’s cost and expense, to (a) file, prosecute, maintain and defend all Patents within the Licensed IP with respect to which such Licensor or any of its Affiliates is granting a license to Licensee hereunder, and (b) control enforcement or defense against any Third Party Action of the Licensed IP that Licensor is granting a license to Licensee hereunder (including by bringing an Action or entering into settlement discussions). Without limiting the foregoing, this Agreement shall not obligate either Party to disclose to the other Party, or maintain, register, prosecute, pay for or offer to pay for (including by offering remuneration to any inventors), enforce, defend or otherwise manage any Intellectual Property, except to the extent expressly set forth herein.

ARTICLE IV

INDEMNIFICATION; DISCLAIMERS; LIMITATION OF LIABILITY

Section 4.1 Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and its Affiliates, and its and their current, former and future respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (each, an “Indemnitee” and collectively, the “Indemnitees”) from and against any and all Indemnifiable Losses of the Indemnitees, to the extent relating to, arising out of or resulting from (a) the gross negligence or willful misconduct of the Indemnifying Party, any of its Affiliates, or its or their Sublicensees, agents or subcontractors, in the performance of this Agreement, (b) material breach by the Indemnifying Party of this Agreement, or (c) Third Party claims arising from exercise by the Indemnifying Party or its Affiliates or Sublicensees of the licenses and rights granted to it hereunder, in each case (in respect of the foregoing clauses (a)-(c)), except to the extent that such Indemnifiable Losses are subject to indemnification by the other Party pursuant to this Section 4.1.

Section 4.2 Indemnification Procedures. The indemnification procedures set forth in Sections 8.4 through 8.8 of the Separation Agreement shall apply to the matters indemnified hereunder, mutatis mutandis.

Section 4.3 Disclaimer of Representations and Warranties. EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE SEPARATION AGREEMENT, THIS AGREEMENT OR THE OTHER ANCILLARY AGREEMENTS, THE PARTIES DISCLAIM AND WAIVE ANY AND ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITH REGARD TO QUALITY, PERFORMANCE, NON-INFRINGEMENT, NON-DILUTION, VALIDITY, COMMERCIAL UTILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE), AND EACH PARTY ACKNOWLEDGES AND AGREES IT HAS NOT AND WILL NOT RELY ON ANY SUCH REPRESENTATIONS OR WARRANTIES EXCEPT THOSE EXPRESSLY SET FORTH IN THE SEPARATION AGREEMENT, THIS AGREEMENT OR THE OTHER ANCILLARY AGREEMENTS. WITHOUT LIMITING THE FOREGOING, THE REMAINCO PARTIES AND THE ELECTRONICSCO PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE EXISTENCE OR ABSENCE OF FAULTS, IF ANY, IN THE LICENSED IP, AND THE REMAINCO PARTIES AND THE ELECTRONICSCO PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE NOT AND WILL NOT RELY ON ANY SUCH REPRESENTATIONS OR WARRANTIES.

Section 4.4 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT (INCLUDING THIS ARTICLE IV, BUT SUBJECT TO SECTION 4.5), IN NO EVENT SHALL THE REMAINCO PARTIES, THE ELECTRONICSCO PARTIES OR THEIR RESPECTIVE AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, AT LAW OR IN EQUITY, FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT (EXCEPT FOR ALL COMPONENTS OF AWARDS AGAINST AN INDEMNITEE IN ANY THIRD PARTY CLAIM SUBJECT TO INDEMNIFICATION HEREUNDER, INCLUDING COMPONENTS OF SUCH THIRD PARTY CLAIM RELATING TO ANY OF THE FOREGOING AND ATTORNEYS’ FEES).

Section 4.5 Limited Liability Exclusions. The limitation of Indemnifiable Losses provided in Section 4.4 shall not apply to: (a) fines or penalties, including the revocation of any Permit, assessed by a Governmental Entity; and (b) Indemnifiable Losses arising from willful misconduct or fraud.

ARTICLE V

CONFIDENTIALITY

Section 5.1 Confidentiality. The Parties acknowledge and agree that the Umbrella Secrecy Agreement is hereby incorporated into this Agreement, and shall apply to the transactions contemplated by this Agreement to the extent applicable, mutatis mutandis.

ARTICLE VI

TERM

Section 6.1 Term. The terms of the licenses and other grants of rights (and related obligations) under this Agreement shall remain in effect (a) to the extent with respect to the Patents and Copyrights licensed hereunder, on a Patent-by-Patent or Copyright-by-Copyright basis (as applicable), until expiration, invalidation or abandonment of such Patent or Copyright and (b) with respect to RemainCo Licensed Business Software, RemainCo Licensed Standards, ElectronicsCo Licensed Business Software and all other Licensed IP, in perpetuity. Each of the Parties acknowledges and agrees that the licenses granted hereunder (i) are irrevocable and (ii) may not be terminated for any reason (even in the event of a material breach).

ARTICLE VII

MISCELLANEOUS

Section 7.1 Complete Agreement; Construction. This Agreement, including the Schedules, the Separation Agreement and the other Ancillary Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the terms and conditions of this Agreement shall control.

Section 7.2 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 7.3 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 7.3 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 7.3 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.3):

To RemainCo:

DuPont de Nemours, Inc.

974 Centre Road, Building 730

Wilmington, DE 19805

Attention:  General Counsel

Email:      [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention:  Brandon Van Dyke, Esq.

Kyle J. Hatton, Esq.

Jonathan M. Lee, Esq.

Email:     Brandon.VanDyke@skadden.com

Kyle.Hatton@skadden.com

Jonathan.Lee@skadden.com

To ElectronicsCo:

Qnity Electronics, Inc.

974 Centre Road, Building 735

Wilmington, Delaware 19805

Attention:  Peter W. Hennessey

Email:     [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention:  Brandon Van Dyke, Esq.

Kyle J. Hatton, Esq.

Jonathan M. Lee, Esq.

Email:    Brandon.VanDyke@skadden.com

Kyle.Hatton@skadden.com

Jonathan.Lee@skadden.com

Section 7.4 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 7.5 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 7.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise, by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided, that such first Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (a) one or more of its Affiliates and (b) the successor to all or a portion of the business or assets to which this Agreement relates; provided, further, that (i) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (b), and (ii) in either case of the foregoing clauses (a) or (b), the party to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 7.6 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party. If either Party or any of its Affiliates assigns any of the Licensed IP, such assignment shall be subject to the licenses granted to such Intellectual Property under this Agreement and the assignee of such Licensed IP shall be deemed to assume the applicable obligations under this Agreement automatically with respect thereto.

Section 7.7 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 7.8 Affiliates. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Affiliate of such Party or by any entity that becomes an Affiliate of such Party on and after the Effective Date.

Section 7.9 Third Party Beneficiaries. Except as provided in Article IV relating to Indemnitees, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, in excess of those existing without reference to this Agreement.

Section 7.10 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 7.11 Schedules. The Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

Section 7.12 Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 7.13 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article VII (including for the avoidance of doubt, after compliance with all notice and negotiation provisions herein), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 7.14 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.15 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

Section 7.16 Dispute Resolution. In the event of a controversy, dispute or Action between the Parties arising out of, in connection with, or in relation to this Agreement or any of the transactions contemplated hereby, including with respect to the interpretation, performance, nonperformance, validity or breach thereof, and including any Action based on contract, tort, statute or constitution, including the arbitrability of such controversy, dispute or Action, the procedures as set forth in Article X of the Separation Agreement shall apply, mutatis mutandis.

Section 7.17 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a Licensor are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code regardless of the form or type of intellectual property under or to which such rights and licenses are granted and regardless of whether the intellectual property is registered in or otherwise recognized by or applicable to the United States of America or any other country or jurisdiction. The Parties agree that each Licensee will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefore, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by the non-subject Party.

Section 7.18 Supplemental Terms. Notwithstanding anything to the contrary in this Agreement, the terms and conditions set forth in Schedule M shall apply with respect to the Intellectual Property referenced therein.

* * * * *

[End of page left intentionally blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT DE NEMOURS, INC.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Senior Vice President and General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT ELECTRONIC POLYMERS L.P.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DU PONT (CHINA) RESEARCH & DEVELOPMENT AND MANAGEMENT COMPANY LTD

By:	/s/ Zhidong Chen
Name:	Zhidong Chen
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DDP SPECIALTY ELECTRONIC MATERIALS US 5, LLC

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DDP SPECIALTY ELECTRONIC MATERIALS US 8, LLC

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DDP SPECIALTY ELECTRONIC MATERIALS US, LLC (FORMERLY DDP SPECIALTY ELECTRONIC MATERIALS US, INC.)

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DDP SPECIALTY ELECTRONIC MATERIALS US 9, LLC

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT SAFETY & CONSTRUCTION, INC.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT SPECIALTY PRODUCTS USA, LLC

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Senior Vice President & General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT IP HOLDING, LLC

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative and DuPont General Counsel

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT SPECIALTY PRODUCTS OPERATIONS SARL

By:	/s/ Peter Baele
Name:	Peter Baele
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT DE NEMOURS INTERNATIONAL SARL

By:	/s/ Peter Baele
Name:	Peter Baele
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FILMTEC CORPORATION

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT JAPAN KABUSHIKI KAISHA

By:	/s/ Takayuki Ohba
Name:	Takayuki Ohba
Title:	Representative Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DDP SPECIALTY PRODUCTS JAPAN KK

By:	/s/ Takayuki Ohba
Name:	Takayuki Ohba
Title:	Representative Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

SPECIALTY ELECTRONIC MATERIALS NETHERLANDS B.V.

By:	/s/ Willem G. Buitelaar
Name:	Willem G. Buitelaar
Title:	Director/Manager

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DSP S.A.S.

By:	/s/ Christophe Gay-Bellile
Name:	Christophe Gay-Bellile
Title:	President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FILMTEC WATER SINGAPORE PTE. LTD.

By:	/s/ Gulati Tanmeet Singh
Name:	Gulati Tanmeet Singh
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT (SHENZHEN) INVESTMENT CO., LTD.

By:	/s/ Zhidong Chen
Name:	Zhidong Chen
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

SP HOLDING II ET, INC.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT DIVERSIFIED INDUSTRIALS CANADA COMPANY

By:	/s/ Paul J. Klasios
Name:	Paul J. Klasios
Title:	Secretary

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT SPECIALTY MATERIALS (SHANGHAI) CO., LTD.

By:	/s/ Hao Zhang
Name:	Hao Zhang
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT MATERIALS TECHNOLOGY (SHANGHAI) CO., LTD.

By:	/s/ Zhaofeng Chen
Name:	Zhaofeng Chen
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT JP HOLDING 1, INC.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT JP HOLDING 2, INC.

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Authorized Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT DIVERSIFIED INDUSTRIALS NETHERLANDS HOLDING 3 B.V.

By:	/s/ Willem G. Buitelaar
Name:	Willem G. Buitelaar
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FILM TEC JAPAN HOLDING KABUSHIKI KAISHA

By:	/s/ Takayuki Ohba
Name:	Takayuki Ohba
Title:	Representative Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

ARROW TRADING (SHANGHAI) CO., LTD.

By:	/s/ Zhengyan Chen
Name:	Zhengyan Chen
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

QNITY ELECTRONICS, INC.

By:	/s/ Jon D. Kemp
Name:	Jon D. Kemp
Title:	Chief Executive Officer

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT SPECIALTY MATERIALS SINGAPORE PTE. LTD. (FORMERLY ROHM AND HAAS ELECTRONIC MATERIALS SINGAPORE PTE. LTD.)

By:	/s/ Wong Choon Hee James
Name:	Wong Choon Hee James
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DU PONT CHINA HOLDING COMPANY LIMITED

By:	/s/ Hui Lu
Name:	Hui Lu
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT ELECTRONICS, INC.

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EIDCA SPECIALTY PRODUCTS COMPANY

By:	/s/ Wendy Andrushko
Name:	Wendy Andrushko
Title:	President and Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT ELECTRONIC MATERIALS INTERNATIONAL, LLC (F/K/A ROHM AND HAAS ELECTRONIC MATERIALS LLC)

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT ELECTRONIC MATERIALS HOLDING, INC. (F/K/A ROHM AND HAAS ELECTRONIC MATERIALS CMP HOLDINGS, INC.)

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT TECHNOLOGY (SHANGHAI) CO., LTD.

By:	/s/ Huiguang Yu
Name:	于会光 (Huiguang Yu)
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

LAIRD TECHNOLOGIES, INC.

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT ELECTRONIC MATERIALS CMP, LLC (FORMERLY ROHM AND HAAS ELECTRONIC MATERIALS CMP, LLC, FORMERLY ROHM AND HAAS ELECTRONIC MATERIALS CMP INC.)

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DSP SINGAPORE HOLDINGS PTE. LTD.

By:	/s/ Wong Choon Hee James
Name:	Wong Choon Hee James
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT PERFORMANCE PRODUCTS JAPAN KABUSHIKI KAISHA (FORMERLY ROHM AND HAAS ELECTRONIC MATERIALS K.K.)

By:	/s/ Shigenori Kobayashi
Name:	Shigenori Kobayashi
Title:	President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS USA 2, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

DUPONT INTERNATIONAL COMMERCE (SHANGHAI) CO., LTD.

By:	/s/ Yi Liu
Name:	Yi Liu
Title:	Legal Representative

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS USA 3, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS USA 4, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS USA, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

ELECTRONICS JP HOLDING 3, INC.

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

KALREZ USA, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS IP, LLC

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONIC SOLUTIONS SÀRL

By:	/s/ Christiaan van Hogendorp
Name:	Christiaan van Hogendorp
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

ELECTRONICS JP HOLDING 1, INC.

By:	/s/ Lauren Luptak
Name:	Lauren Luptak
Title:	Vice President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS 1 JAPAN KABUSHIKI KAISHA

By:	/s/ Shigenori Kobayashi
Name:	Shigenori Kobayashi
Title:	President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS 3 JAPAN KABUSHIKI KAISHA

By:	/s/ Shigenori Kobayashi
Name:	Shigenori Kobayashi
Title:	President

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ADVANCED ELECTRONICS NETHERLANDS BV

By:	/s/ Christiaan van Hogendorp
Name:	Christiaan van Hogendorp
Title:	Director

[Signature Page to Intellectual Property Cross-License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EKC ELECTRONICS FRANCE SAS

By:	/s/ Sébastien Chaudet
Name:	Sébastien Chaudet
Title:	President

[Signature Page to Intellectual Property Cross-License Agreement]